SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 29, 2000

                                  MERILUS, INC.
             (Exact name of registrant as specified in its charter)


    NEVADA                         000-28427                      87-0635270
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


       Aluminum Tower, 5th Floor, 2 Limassol Avenue, 2003 Nicosia, Cyprus
          (Address of principal executive offices, including zip code)

                                 (357) 233-6933
              (Registrant's telephone number, including area code)

The undersigned registrant hereby amends Item 7 of its current report on Form 8-K dated January 18, 2001 and files such amended Item 7 with this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS

(a)  Financial Statements of Business Acquired.

The balance sheets of Merilus Technologies, Inc. (formerly Netmaster Networking Solutions, Inc.) as at September 30, 2000 and 1999 and the related statements of loss and deficit and cash flows for the years ended September 30, 2000 and 1999 and the eleven months ended September 30, 1998 are presented herein.

(b)  Pro Forma Financial Information.

     The unaudited pro forma consolidated balance sheet and statement of operations for the combined entities, Merilus, Inc. and Merilus Technologies, Inc., at September 30, 2000 is presented herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2001

                                            MERILUS, INC.

                                            By:
                                            /s/ Dana Epp
                                            ---------------------
                                            Dana Epp, President

                      Financial Statements of

                      Merilus Technologies Inc.
                      (formerly Netmaster Networking Solutions, Inc.)

                      Years ended September 30, 2000 and 1999

KPMG
KPMG LLP
Chartered Accountants
Mary Street                                             Telephone (604) 793-4700
Chilliwack, British Columbia V2P 4H7                    Telefax   (604) 793-4747
Canada                                                  www.kmpg.ca






AUDITORS' REPORT TO THE SHAREHOLDERS


We have audited the balance sheet of Merilus Technologies Inc. (formerly Netmaster Networking Solutions, Inc.) as at September 30, 2000 and 1999 and the statements of loss and deficit and cash flows for the years ended September 30, 2000 and 1999 and the eleven months ended September 30, 1998. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at September 30, 2000 and 1999 and the results of its operations and its cash flows for the years ended September 30, 2000 and 1999 and the eleven months ended September 30, 1998 in accordance with Canadian generally accepted accounting principles.



/s/ KPMG LLP

Chartered Accountants


Chilliwack, British Columbia
October 13, 2000, except for Note 10 which is at October 23, 2000

Merilus Technologies Inc.
(formerly Netmaster Networking Solutions, Inc.)
Balance Sheets

September 30, 2000 and 1999

-----------------------------------------------------------------------------
                                                         2000            1999
-----------------------------------------------------------------------------

Assets

Current assets:
    Cash                                       $        6,694    $          -
    Accounts receivable                                22,580          21,601
    Prepaid expenses                                  177,398               -
-----------------------------------------------------------------------------
                                                      206,672          21,601

Capital assets (Note 3)                                66,259           4,054

-----------------------------------------------------------------------------
                                               $      272,931    $     25,655
-----------------------------------------------------------------------------

Liabilities and Capital Deficiency

Current liabilities:
    Bank indebtedness (Note 4)                 $           -     $     14,866
    Accounts payable and accrued liabilities          396,395          52,115
    Notes payable (Note 5)                            720,650               -
    Due to shareholders                                14,823          55,525
-----------------------------------------------------------------------------
                                                    1,131,868         122,506

Capital deficiency:
    Share capital (Note 6)                              9,561           9,561
    Deficit                                         (868,498)        106,412)
-----------------------------------------------------------------------------
                                                    (858,937)        (96,851)
Commitments (Note 9)
Subsequent event (Note 10)

-----------------------------------------------------------------------------
                                               $      272,931   $      25,655
-----------------------------------------------------------------------------





See accompanying notes to financial statements.




Merilus Technologies Inc.
(formerly Netmaster Networking Solutions, Inc.)
Statements of Loss and Deficit

Years ended  September 30, 2000 and 1999, and eleven months ended  September 30, 1998

-------------------------------------------------------------------------------------------
                                                                              Eleven months
                                           Year ended           Year ended            ended
                                        September 30,        September 30,    September 30,
                                                 2000                 1999             1998
-------------------------------------------------------------------------------------------

Sales                                      $  409,821           $  164,816        $  14,780

Cost of goods sold                            101,327               33,757            6,829
-------------------------------------------------------------------------------------------
Gross margin                                  308,494              131,059            7,951

Expenses:
      Advertising                              39,692                  741            1,069
      Automotive                               19,660                   -                 -
      Bad debts (recovery)                      (342)                  400               -
      Bank charges and interest                 2,772                9,291            1,919
      Communications                           17,493               10,298            1,371
      Equipment rental                         11,539                   -                 -
      Insurance and licenses                    1,940                   -               100
      Office and miscellaneous                 36,809                3,348            3,507
      Product development                       1,394                   -               933
      Professional fees                       149,413                4,309            3,459
      Promotion and entertainment             155,057                5,324            1,485
      Rent                                     16,149                7,257                -
      Repairs and maintenance                   4,155                   -                 -
      Travel                                   47,668                7,508            1,917
      Wages and employee benefits             331,674               55,871           26,235
-------------------------------------------------------------------------------------------
                                              835,073              104,347           41,995

-------------------------------------------------------------------------------------------
(Loss) income before the undernoted         (526,579)               26,712         (34,044)

Amortization                                 (20,552)              (1,626)          (1,291)
Management salaries                         (214,955)             (56,963)         (39,200)
-------------------------------------------------------------------------------------------
                                            (235,507)             (58,589)         (40,491)

-------------------------------------------------------------------------------------------
Loss                                        (762,086)             (31,877)         (74,535)

Deficit, beginning of period                (106,412)             (74,535)                -

-------------------------------------------------------------------------------------------
Deficit, end of period                    $ (868,498)          $ (106,412)       $ (74,535)
-------------------------------------------------------------------------------------------


See accompanying notes to financial statements.




Merilus Technologies Inc.
(formerly Netmaster Networking Solutions, Inc.)
Statements of Cash Flows

Years ended  September 30, 2000 and 1999, and eleven months ended  September 30, 1998

---------------------------------------------------------------------------------------------------------------
                                                                                                  Eleven months
                                                                  Year ended    Year ended                ended
                                                               September 30,  September 30,       September 30,
                                                                        2000          1999                 1998
---------------------------------------------------------------------------------------------------------------
Cash provided by (used in):

Operating:
    Net loss                                              $        (762,086)    $   (31,877)    $      (74,535)
    Item not involving cash:
        Amortization                                                  20,552            1,626             1,291
    Net changes in non-cash working capital
      balances related to operations:
        Accounts receivable                                         (10,479)          (6,986)            (5,106)
        Prepaid expenses                                           (177,398)              -                  -
        Accounts payable and accrued liabilities                     344,280           29,765            22,350
---------------------------------------------------------------------------------------------------------------
                                                                   (585,131)          (7,472)           (56,000)

Financing:
    (Decrease) increase in operating line of credit                 (14,866)         (14,264)            29,130
    Advances (to) from shareholders                                 (40,702)           22,253            33,124
    Increase in notes payable                                        720,650               -                  -
    Share subscription proceeds                                        9,500               -                  -
    Proceeds on issuance of share capital                                -                 -                200
---------------------------------------------------------------------------------------------------------------
                                                                     674,582            7,989            62,454

Investing:
    Purchase of capital assets                                      (82,757)            (517)            (6,454)

---------------------------------------------------------------------------------------------------------------
Increase in cash position                                              6,694               -                 -

---------------------------------------------------------------------------------------------------------------
Change in cash and cash position, end of period           $            6,694    $          -    $            -
---------------------------------------------------------------------------------------------------------------

Supplementary cash flow information:
    Interest paid                                         $              783    $        8,871  $         1,534
---------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.


Merilus Technologies Inc.
(formerly Netmaster Networking Solutions, Inc.)
Notes to Financial Statements

Years ended  September 30, 2000 and 1999, and eleven months ended
September 30, 1998

--------------------------------------------------------------------------------

1.    General:

      Merilus Technologies Inc. is in the business of providing computer networking and communication solutions to organizations.

      The company was incorporated on November 4, 1997 and commenced operations on that date. Effective September 8, 2000 the company changed its name to Merilus Technologies Inc.


2.    Significant accounting policies:

      (a)  Capital assets:

           Capital assets are recorded at cost.

           Amortization of capital assets has been provided in the accounts on a declining balance basis at the following annual rates, calculated on the unamortized balances at the end of the year:

                Office equipment                                      20%
                Computer equipment                                    30%

      (b)  Income taxes:

           The company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured using enacted or substantively enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

      (c)  Revenue recognition:

           Revenues from product sales are recognized when shipped or installed. Revenue from service contracts or phased product installation are recognized when the service or phased portion of the sale is complete.

      (d)  Use of estimates:

           The preparation of the financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Merilus Technologies Inc.
(formerly Netmaster Networking Solutions, Inc.)
Notes to Financial Statements (Continued)

Years ended  September 30, 2000 and 1999, and eleven months ended
September 30, 1998

--------------------------------------------------------------------------------



3.    Capital assets:

----------------------------------------------------------------------------------------------
                                          2000                              1999          1998
----------------------------------------------------------------------------------------------
                                    Accumulated        Net book         Net book      Net book
                          Cost     amortization           value            value         value
----------------------------------------------------------------------------------------------

Office equipment     $   55,109    $     11,196     $     43,913    $         624  $       264
Computer equipment       34,618          12,272           22,346            3,430        4,899

----------------------------------------------------------------------------------------------
                     $   89,727    $     23,468     $     66,259    $       4,054  $     5,163
----------------------------------------------------------------------------------------------


4.    Bank indebtedness:

      The company has an operating line of credit of $nil (1999 - $30,000;  1998
      - $30,000). Interest is payable on the account at nil% (1999 - 8.25%; 1998
      - 9.50%) per annum. The line of credit is secured by personal guarantees of $15,000 each by two of the company's shareholders and a general security agreement over all of the assets of the company.

      For 2000 the company has guaranteed three credit cards with credit totalling $27,500.


5.    Notes payable:

      On February 23, 2000, the company entered into an agreement to be acquired by a public company ("pubco"). In accordance with the terms of the original agreement, two loans of $250,000 each were received by the company (the "original loans"). These two loans are without interest and were repayable upon being acquired by pubco.

      During the year, the company and pubco mutually agreed to terminate their original agreement and amend the terms of repayment on the original loans. Concurrent with terminating the original agreement with pubco, the company entered into a letter of intent agreement to be acquired by an unrelated public company, Golden Soil, Inc. ("Golden Soil"). The terms of the Golden Soil agreement allowed the previously advanced $500,000 to remain outstanding until such time as the Golden Soil agreement is concluded at which time certain funds will be made available to repay the original loans. In the event the Golden Soil agreement is not concluded, a shareholder of Golden Soil has agreed to assume the full $500,000 original loan obligations as a break-up fee.

      As part of the Golden Soil agreement, Golden Soil advanced $150,000 US to the company (see also Note 10).

Merilus Technologies Inc.
(formerly Netmaster Networking Solutions, Inc.)
Notes to Financial Statements (Continued)

Years ended September 30, 2000 and 1999, and eleven months ended September 30, 1998

--------------------------------------------------------------------------------


      The notes payable are due to the following:

      ---------------------------------------------------------------------------------------------
                                                                   2000          1999         1998
      ---------------------------------------------------------------------------------------------

      Clyde Resources Ltd.                                  $    250,000    $       -    $      -

      Bank Sal Oppenheim Jr. & CIE (Schweiz) AG                  250,000            -           -

      Golden Soil, Inc.; secured by $150,000 term note
      repayable in US funds with interest of 8% per
      annum after October 31, 2000                               220,650            -           -

      ---------------------------------------------------------------------------------------------
                                                            $    720,650    $       -    $      -
      ---------------------------------------------------------------------------------------------

6.    Share capital:

      ---------------------------------------------------------------------------------------------
                                                                   2000           1999        1998
      ---------------------------------------------------------------------------------------------
      Authorized:
             30,000  Common shares without par value
      Issued:
              6,400  Common shares (1999 - 6,400;
                     1998 - 20,000)                         $      9,561    $     9,561  $     200
      ---------------------------------------------------------------------------------------------

      The continuity of the number of shares issued is as follows:

      --------------------------------------------------------------------------
                                                         Number
                                                      of shares                $
      --------------------------------------------------------------------------

      Balance upon incorporation                        20,000               -
      Issued for cash at incorporation                      -                200

      --------------------------------------------------------------------------
      Balance outstanding at September 30, 1998         20,000               200

      Valuation allowance for future tax assets       (14,800)             (148)
      Issued for cash consideration                        900                 9
      Issued for note receivable                           300             9,500

      --------------------------------------------------------------------------
      Balance at September 30, 1999 and
         September 30, 2000                              6,400             9,561
      --------------------------------------------------------------------------

      During 2000 the company collected $9,500 on the note receivable. All shares are fully paid.


Merilus Technologies Inc.
(formerly Netmaster Networking Solutions, Inc.)
Notes to Financial Statements (Continued)

Years ended  September 30, 2000 and 1999, and eleven months ended
September 30, 1998

--------------------------------------------------------------------------------



7.    Income taxes:

      The company has income tax loss carryforwards of approximately $723,000 which are available to reduce future taxable income. The benefit of the losses has not been recognized in the financial statements. The losses will expire as follows:

           2005                                       $    73,000
           2006                                            30,000
           2007                                           620,000

      In addition, the company has applied for research and development credits for 1998 and 1999 totalling $56,944. The credits relate to research and development expenditures of $58,187 (1998 - $40,631) included in expenses of the company. As these applications have not been processed and are subject to audit by Canada Customs and Revenue Agency, the benefit of these credits has not been recognized in the financial statements. The benefit, if any, will be recognized on a prospective basis in the year received.

      Significant components of the company's future tax assets and liabilities are shown below. a valuation allowance has been recognized to fully offset the net future tax assets as realization of such net assets is uncertain.

      -----------------------------------------------------------------------------------------
                                                            2000            1999          1998
      -----------------------------------------------------------------------------------------

      Operating loss carryforwards                  $     322,000     $   46,000    $    33,000

      Capital assets                                        4,600            500            500

      Restructuring costs                                  42,000              -              -

      -----------------------------------------------------------------------------------------
      Net future tax assets                               368,600         46,500         33,500

      Valuation allowance for future tax assets         (368,600)       (46,500)       (33,500)

      -----------------------------------------------------------------------------------------
                                                    $           -     $        -    $         -
      -----------------------------------------------------------------------------------------



Merilus Technologies Inc.
(formerly Netmaster Networking Solutions, Inc.)
Notes to Financial Statements (Continued)

Years ended September 30, 2000 and 1999, and eleven months ended September 30, 1998

--------------------------------------------------------------------------------



8.    Related party transactions:

      During 2000 the company incurred nil (1999 - $4,222; 1998 - nil) fees for accounting and financial services from a partnership controlled by three shareholders of the company. During 2000 the company incurred $100,000 (1999 - nil; 1998 - nil) in fees for legal services related to the proposed transactions with pubco and Golden Soil, from a law office of which a shareholder in the company is a partner.

      The accounts receivable balance includes $2,814 receivable from a law office (1999 - nil; 1998 - nil) which employs one of the shareholders of the company. The accounts payable balance includes $20,648 due to three shareholders of the company, as well as an accrual of $100,000 (1999 - nil; 1998 - nil) due to the law office.

      In all cases, the related party transactions were recorded at the exchange amount, which is the consideration established and agreed to by the related parties.


9.    Commitments:

      The company has committed to rental of premises, equipment and automotive equipment until March 31, 2003. Minimum annual lease payments are as follows:

      --------------------------------------------------------------------------
                                                    Automotive
                  Premises         Equipment         Equipment            Total
      --------------------------------------------------------------------------

      2001    $      6,480      $      3,840     $     12,000      $     22,320
      2002    $      7,800      $      3,840     $      9,270      $     20,910
      2003    $          -      $          -     $      3,270      $      3,270
      --------------------------------------------------------------------------

      The company has further committed to an increase of office space of 8,075 square feet effective November 15, 2000, for a three-year period. Total lease costs are charged at $11 per square foot. Renovations totaling $35,000 will also be made and amortized over the three year lease term. Total additional premises minimum lease payments and leasehold improvements are as follows:

           2001                                  $    92,116
           2002                                      100,491
           2003                                      100,491
           2004                                        8,375

Merilus Technologies Inc.
(formerly Netmaster Networking Solutions, Inc.)
Notes to Financial Statements (Continued)

Years ended September 30, 2000 and 1999, and eleven months ended September 30, 1998

--------------------------------------------------------------------------------



10.   Subsequent events:

      Subsequent to September 30, 2000 the company received two new loans under the Golden Soil agreement (see Note 5) for $150,000 US each. These loans are also repayable in US funds with interest of 8% per annum after November 30, 2000.

      On October 23, the company signed a definitive agreement (subject to shareholder and regulatory approval) to be acquired by Golden Soil, effective on November 30, 2000. As part of this agreement, a shareholder of Golden Soil will be injecting $2,000,000 US in operating funds to the company less any previous amounts advanced by Golden Soil.


11.   Financial instruments:

      The carrying values of cash, accounts receivable, accounts payable, accrued liabilities, notes payable and due to shareholders approximate their fair value due to the relatively short periods to maturity of the instruments.


12.   Segmented information:

      Management has determined that the company operates in one dominant industry segment which involves the development and sale of computer networking and communication solutions. Substantially all of the company's operations, assets and employees are located in Canada.

  Merilus, Inc. and Merilus Technologies, Inc. Unaudited Pro Forma Consolidated
                         Financial Statements Overview



The accompanying unaudited pro forma consolidated balance sheet combines the unaudited balance sheet of Merilus, Inc. f/k/a Golden Soil, Inc. with the unaudited consolidated balance sheet of Merilus Technologies, Inc. as of the same date, and gives effect to the recapitalization of Merilus Technologies, Inc., effectively representing an issue of shares by Merilus Technologies for the net assets of Golden Soil.

The accompanying unaudited pro forma consolidated statement of operations combine Golden Soil's statement of operation for the assumed year ended September 30, 2000 with the consolidated statement of operations for Merilus Technologies, Inc. for the same period and gives effect to the recapitalization of Merilus Technologies as if such recapitalization occurred on October 1, 1999.

These unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations in future periods or the results that actually would have been realized had Golden Soil and Merilus Technologies, Inc. been a combined company during the periods presented.



                GOLDEN SOIL, INC. AND MERILUS TECHNOLOGIES, INC.
                        PROFORMA COMBINED BALANCE SHEETS
                               September 30, 2000

----------------------------------------------------------------------------------------------


                                             Golden Soil    Merilus   Elimination    Total
                                             -----------    -------   -----------  ----------
ASSETS

CURRENT ASSETS

   Cash                                       $     -     $   4,522      $          $   4,522
    Accounts receivable - related parties           -        15,257                    15,257
    Accounts receivable - trade                     -       119,864                   119,864
                                              ---------    ---------                ---------
        Total Current Assets                        -       139,643                   139,643
                                              ---------    ---------                ---------

EQUIPMENT - net of accumulated depreciation         -        44,770                    44,770
                                              ---------    ---------                ---------

OTHER ASSETS
    Note  receivable - related party            151,085         -       (151,085)         -
                                              ---------    ---------   ---------    ----------

                                              $ 151,085   $ 184,413                 $ 184,413
                                              =========    =========                =========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

   Accounts payable                          $      -     $ 764,776    $(151,085)   $ 613,691
                                              ---------   ---------    ---------    ---------
     Total Current Liabilities                      -       764,776                   613,691
                                              ---------    ---------                ---------


STOCKHOLDERS' EQUITY (DEFICIENCY)               151,085    (580,363)                 (429,278)
                                              ---------    ---------                 ---------

                                              $ 151,085   $ 184,413                 $ 184,413
                                              =========    =========                =========




                GOLDEN SOIL, INC. AND MERILUS TECHNOLOGIES, INC.
                   PROFORMA COMBINED STATEMENTS OF OPERATIONS
                      For the Year Ended September 30, 2000

 -------------------------------------------------------------------------------



                         Golden Soil      Merilus      Elimination      Total
                        ------------    ----------     -----------   ---------

REVENUES                $   1,085       $ 276,906     $    (1,085)   $  276,906

COST OF SALES                 -            68,464            -           68,464
                                        ---------                    ----------

   GROSS PROFIT             1,085         208,442          (1,085)      208,442

EXPENSES                   10,860         723,365          10,860       723,365
                                        ---------     ------------   ----------


NET PROFIT (LOSS)       $  (9,775)      $(514,923)    $    9,775     $ (514,923)
                         =========      =========     ============   ===========

                                                                              12